Exhibit 10.11.2

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

SECOND AMENDMENT TO DISTRIBUTION AGREEMENT

February 17, 2012

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Sprouts Farmer’s Markets (SFM) and Nature’s Best (NB) agree to the following amendments to their Distribution Agreement dated April 14, 2010, as previously amended as of May 31, 2011 (“Distribution Agreement”):

1.	To support SFM in the Colorado and Texas Markets, the cost plus rates for Colorado and Texas stores provided for in Section 7 of and Exhibit D to the Distribution Agreement, as previously adjusted for Colorado stores, are hereby [*CONFIDENTIAL*], effective January 30, 2012, to those rates set forth in the revised Exhibit D attached to this Second Amendment, which shall supersede and replace Exhibit D to the Distribution Agreement as of January 30, 2012. The cost plus rate applicable to stores in states other than Texas and Colorado shall be as provided in the Distribution Agreement and the revised Exhibit D attached to this Second Amendment.

2.	In recognition of the parties’ longstanding relationship, NB will pay SFM a [*CONFIDENTIAL*] for Colorado and Texas market pricing assistance. Payment to be made by February 24, 2012.

3.	In addition to the payment described in paragraph 2 above and in order to further support SFM in the Colorado and Texas markets, NB will pay SFM a [*CONFIDENTIAL*], for the period January 1, 2012 to January 30, 2012. Payment to be made by February 24, 2012.

4.	Except as amended in this Second Amendment, all other terms and conditions of the existing Distribution Agreement shall remain in full force and effect as originally written. SFM and NB hereby affirm the Distribution Agreement, as amended by this Second Amendment.

(Signatures Page Follows)

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

IN WITNESS WHEREOF, the parties hereto have entered into this Second Amendment as of the date set forth above.

By:	/s/ Doug Sanders	By:	/s/ James A. Beck
	Signature		Signature

	Doug Sanders		James A. Beck
	Print Name		Print Name

	2-17-2012		2-17-2012
	Date		Date

	Doug Sanders		Jim Beck
	President and Chief Operation Officer Sprouts Farmer’s Market		President and CEO Nature’s Best

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Exhibit D

Cost Plus Schedule

February 17, 2012

Plateau Level	Annualized Purchases	CA Cost Plus %	AZ Cost Plus %	TX Cost Plus %	CO Cost Plus %
1	$63,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
2	$69,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
3	$75,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
4	$81,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
5	$87,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
6	$93,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
7	$99,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
8	$105,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
9	$111,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
10	$117,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
11	$123,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
12	$129,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
13	$135,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
14	$141,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
15	$147,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
16	$153,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
17	$159,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
18	$235,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
19	$241,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
20	$247,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
21	$253,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
22	$259,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
23	$265,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
24	$273,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
25	$281,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
26	$289,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
27	$297,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
28	$305,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
29	$313,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
30	$321,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
31	$329,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
32	$337,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
32	$345,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]